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                                                                    Exhibit 23.1
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                      CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in this Registration
Statement on Form S-8 of our report dated March 30, 2000 relating to the consolidated financial statements and financial statement schedule, which appears in P-Com, Inc.'s Annual Report on Form 10-K/A for the year ended
December 31, 1999.


/s/ PricewaterhouseCoopers LLP

San Jose, California
November 2, 2000